SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 26, 2003


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                       1-9494                 13-3228013
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
        incorporation)                                    Identification Number)


  727 Fifth Avenue, New York, New York                          10022
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:  (212) 755-8000

Item 7.  Financial Statements and Exhibits.


    (c)  Exhibits.

         99.1 Press Release dated February 26, 2003


Item 9.  Regulation FD Disclosure.

On February 26, 2003 the Company reported increases in sales and earnings in its fourth quarter and full year ended January 31, 2003. Refer to the attached Exhibit for the entire text of the release, which Exhibit is being furnished in accordance with Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                TIFFANY & CO.


                           BY:  /s/ Patrick B. Dorsey
                                ______________________________________
                                Patrick B. Dorsey
                                Senior Vice President, Secretary  and
                                General Counsel


Date: February 26, 2003

                                  EXHIBIT INDEX


Exhibit No.

99.1       Press Release dated February 26, 2003